Summary Prospectus
May 31, 2018
The information contained herein relates to all classes of the Fund's Shares, as listed below, unless otherwise noted.
Share Class | Ticker	A | LMSFX	B | LMSBX	C | LMSCX
	F | LMFFX	Institutional | LMBIX

Federated Municipal Bond Fund, Inc.

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund, including the Statement of Additional Information and most recent reports to shareholders, online at FederatedInvestors.com/FundInformation. You can also get this information at no cost by calling 1-800-341-7400 or by sending an email request to services@federatedinvestors.com or from a financial intermediary through which Shares of the Fund may be bought or sold. The Fund's Prospectus and Statement of Additional Information, both dated May 31, 2018, are incorporated by reference into this Summary Prospectus.

A mutual fund seeking to provide for its shareholders a high level of current income which is exempt from federal regular income tax by investing at least a majority of its assets in a portfolio of investment-grade, tax-exempt securities.
As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

Fund Summary Information
Federated Municipal Bond Fund, Inc. (the “Fund”)
RISK/RETURN SUMMARY: INVESTMENT OBJECTIVE
The Fund's investment objective is to provide for its shareholders a high level of current income which is exempt from federal regular income tax.
RISK/RETURN SUMMARY: FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold Class A Shares (A), Class B Shares (B), Class C Shares (C), Class F Shares (F) or Institutional Shares (IS) of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000, or $1,000,000, in certain classes (e.g., A and F classes, respectively) of Federated funds. More information about these and other discounts is available from your financial professional, in the “What Do Shares Cost?” section of the Prospectus on page 17 and in “Appendix B” to this Prospectus. If you purchase the Fund's IS Shares through a broker acting as an agent on behalf of its customers, you may be required to pay a commission to such broker; such commissions, if any, are not reflected in the Example below.
Shareholder Fees (fees paid directly from your investment)	A	B	C	F	IS
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	None	None	1.00%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	0.00%	5.50%	1.00%	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None	None	None
Exchange Fee	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.47%	0.47%	0.47%	0.47%	0.47%
Distribution (12b-1) Fee	None	0.75%	0.75%	None	None
Other Expenses	0.48%	0.48%	0.48%	0.48%	0.24%
Total Annual Fund Operating Expenses	0.95%	1.70%	1.70%	0.95%	0.71%
Fee Waivers and/or Expense Reimbursements[1]	(0.11)%	(0.11)%	(0.11)%	(0.11)%	(0.12)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.84%	1.59%	1.59%	0.84%	0.59%
1	The Adviser and certain of its affiliates, on their own initiative, have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding acquired fund fees and expenses, interest expense, extraordinary expenses, line of credit expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's A, B, C, F and IS classes (after the voluntary waivers and/or reimbursements) will not exceed 0.83%, 1.58%, 1.58%, 0.83% and 0.58% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) June 1, 2019; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Fund's Board of Directors.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that operating expenses are as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
Share Class	1 Year	3 Years	5 Years	10 Years
A:
Expenses assuming redemption	$543	$739	$952	$1,564
Expenses assuming no redemption	$543	$739	$952	$1,564
B:
Expenses assuming redemption	$723	$936	$1,123	$1,810
Expenses assuming no redemption	$173	$536	$923	$1,810
C:
Expenses assuming redemption	$273	$536	$923	$2.009
Expenses assuming no redemption	$173	$536	$923	$2,009
F:
Expenses assuming redemption	$296	$500	$620	$1,255
Expenses assuming no redemption	$196	$400	$620	$1,255
IS:
Expenses assuming redemption	$73	$227	$395	$883
Expenses assuming no redemption	$73	$227	$395	$883
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 26% of the average value of its portfolio.
RISK/RETURN SUMMARY: INVESTMENTS, RISKS and PERFORMANCE
What are the Fund's Main Investment Strategies?
The Fund's investment objective is to provide for its shareholders a high level of current income which is exempt from federal regular income tax. The Fund pursues its objective by investing its assets so that normally distributions of annual interest income are exempt from federal regular income tax. The Fund's investment adviser (“Adviser”) may also invest the Fund's assets in securities whose interest (while exempt from the federal regular income tax) may be subject to (or may be a specific preference item for purposes of) the federal alternative minimum income tax for individuals (AMT).

The Adviser may lengthen or shorten duration from time to time based on its interest rate outlook, but the Fund has no set duration parameters. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.
The Fund does not limit itself to securities of a particular maturity range.
The Fund also will invest at least a majority of its assets in securities rated investment grade (or unrated securities of comparable quality), and may purchase securities rated below investment grade (or unrated securities of comparable quality), which are also known as junk bonds, up to 49% of its assets. Investment-grade securities are securities that receive investment-grade ratings (i.e., generally ratings in the first, second, third or fourth highest rating category) by a nationally recognized statistical rating organization (NRSRO) or unrated securities of comparable quality. For example, securities rated AAA, AA, A or BBB (including modifiers, sub-categories or gradations) by Standard & Poor's, an NRSRO, would be rated in the first, second, third or fourth ratings category, respectively. Securities rated below investment grade (or noninvestment-grade securities) are securities that do not receive investment-grade ratings (i.e., generally ratings below one of the four highest rating categories) by an NRSRO or unrated securities of comparable quality. For example, securities rated B or BB (including modifiers, sub-categories or gradations) by Standard & Poor's, an NRSRO, would be noninvestment-grade securities. The presence of a ratings modifier, sub-category, or gradation (for example, a (+) or (-)) is intended to show relative standing within the major rating categories and does not affect the security credit rating for purposes of the Fund's investment parameters. The Fund does not have a specific minimum quality rating.
The types of securities in which the Fund may principally invest include tax-exempt securities, such as the following types: general obligation bonds, special revenue bonds, private activity bonds, tax increment financing bonds, municipal leases, zero-coupon securities, inverse floaters, municipal mortgage-backed securities, planned amortization classes, variable rate demand instruments, municipal notes and municipal auction rate securities. Certain of the tax-exempt securities in which the Fund invests may be subject to credit enhancement. The Fund also may principally invest in derivative contracts (such as, for example, futures contracts, options contracts and swap contracts) and hybrid instruments to implement its investment strategies. For example, the Fund may use derivative contracts or hybrid instruments in an attempt to benefit from changes in the value of the underlying instrument(s), to gain exposure to the municipal bond sector, to increase or decrease the effective duration of the Fund's portfolio or to hedge against potential losses.
The Fund also may invest in certain securities or other investments as described herein (such as market discount bonds, credit default swaps and other derivative transactions) that will likely cause the Fund to realize a limited amount of ordinary income or short-term capital gains (which are treated as ordinary income for federal income tax purposes).
The Fund will normally invest its assets so that at least 80% of the income that it distributes will be exempt from federal regular income tax. This policy may not be changed without shareholder approval.

What are the Main (or Principal) Risks of Investing in the Fund?
All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns include:
■	Tax-Exempt Securities Risk. The amount of public information available about tax-exempt securities is generally less than for corporate equities or bonds. The secondary market for tax-exempt securities also tends to be less well-developed and less liquid than many other securities markets, which may limit the Fund's ability to sell its tax-exempt securities at attractive prices. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the Fund's investments in tax-exempt securities. Tax-exempt issuers can and have defaulted on obligations, been downgraded or commenced insolvency proceedings. Like other issuers and securities, the likelihood that the credit risk associated with such issuers and such securities will increase is greater during times of economic stress and financial instability.
■	Call Risk. The Fund's performance may be adversely affected by the possibility that an issuer of a security held by the Fund may redeem the security prior to maturity at a price below or above its current market value.
■	Credit Enhancement Risk. The securities in which the Fund invests may be subject to credit enhancement (for example, guarantees, letters of credit or bond insurance). If the credit quality of the credit enhancement provider (for example, a bank or bond insurer) is downgraded, the rating on a security credit enhanced by such credit enhancement provider also may be downgraded. Having multiple securities credit enhanced by the same enhancement provider will increase the adverse effects on the Fund that are likely to result from a downgrading of, or a default by, such an enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect the Fund.
■	Leverage Risk. Leverage risk is created when an investment, which includes, for example, a derivative contract, exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security or other benchmark.
■	Liquidity Risk. Certain securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities. These features may make it more difficult to sell or buy a security at a favorable price or time. Noninvestment-grade securities generally have less liquidity than investment-grade securities. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. Over-the-counter derivative contracts generally carry greater liquidity risk than exchange-traded contracts.
■	Prepayment Risk. When homeowners prepay their mortgages in response to lower interest rates, the Fund will be required to reinvest the proceeds at the lower interest rates available. Also, when interest rates fall, the price of municipal mortgage-backed securities may not rise to as great an extent as that of other fixed-income securities.

■	Risk of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this Prospectus, such as interest rate, credit, liquidity and leverage risks.
■	Risk Associated with Noninvestment-Grade Securities. Securities rated below investment-grade may be subject to greater interest rate, credit and liquidity risks than investment-grade securities.
■	Risk Related to the Economy. The value of the Fund's portfolio may decline in tandem with a drop in the overall value of the markets in which the fund invests and/or other markets. Economic, political and financial conditions, or industry or economic trends and developments, may, from time to time, and for varying periods of time, cause the Fund to experience volatility, illiquidity, shareholder redemptions or other potentially adverse effects. Among other investments, lower-grade bonds may be particularly sensitive to changes in the economy.
■	Sector Risk. A substantial part of the Fund's portfolio may be comprised of securities issued or credit enhanced by companies in similar businesses, or with other similar characteristics. As a result, the Fund will be more susceptible to any economic, business, political or other developments which generally affect these issuers or entities.
■	Tax Risk. In order to be tax-exempt, tax-exempt securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Fund to shareholders to be taxable. The federal income tax treatment of payments in respect of certain derivative contracts is unclear. The Fund also may invest in market discount bonds, enter into credit default swap arrangements and other derivative transactions, and engage in other permissible activities that will likely cause the Fund to realize a limited amount of ordinary income or short-term capital gains (which are treated as ordinary income for federal income tax purposes). Consequently, for each of these reasons, the Fund may receive payments, and make distributions, that are treated as ordinary income for federal income tax purposes. Income from the Fund also may be subject to AMT.
■	Issuer Credit Risk. It is possible that interest or principal on securities will not be paid when due. Noninvestment-grade securities generally have a higher default risk than investment-grade securities. Such non-payment or default may reduce the value of the Fund's portfolio holdings, its share price and its performance.
■	Counterparty Credit Risk. A party to a transaction involving the Fund may fail to meet its obligations. This could cause the Fund to lose money or to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategies.

■	Interest Rate Risk. Prices of fixed-income securities (including tax-exempt securities) generally fall when interest rates rise. The longer the duration of a fixed-income security, the more susceptible it is to interest rate risk. Recent and potential future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates.
■	Technology Risk. The Adviser uses various technologies in managing the Fund, consistent with its investment objective(s) and strategy described in this Prospectus. For example, proprietary and third-party data and systems are utilized to support decision making for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance.
The Shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Performance: Bar Chart and Table
Risk/Return Bar Chart
The bar chart and performance table below reflect historical performance data for the Fund and are intended to help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's A class total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns for each class averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information for the Fund is available under the “Products” section at FederatedInvestors.com or by calling 1-800-341-7400.
The total returns shown in the bar chart do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.
The Fund's A class total return for the three-month period from January 1, 2018 to March 31, 2018, was (1.11)%.
Within the periods shown in the bar chart, the Fund's A class highest quarterly return was 7.91% (quarter ended September 30, 2009). Its lowest quarterly return was (5.51)% (quarter ended December 31, 2010).

Average Annual Total Return Table
The Fund's IS class commenced operations on July 27, 2017. For the periods prior to the commencement of operations of the Fund's IS class, the performance information shown below is for the Fund's A class. The performance of the A class has not been adjusted to reflect the expenses applicable to the IS class since the IS class has a lower expense ratio than the expense ratio of the A class. The performance of the A class has been adjusted to remove any voluntary waiver of the Fund expenses related to the A class that may have occurred during the periods prior to the commencement of operations of the IS class.
In addition to Return Before Taxes, Return After Taxes is shown for the Fund's A class to illustrate the effect of federal taxes on Fund returns. After-tax returns are shown only for A class, and after-tax returns for B, C, F and IS classes will differ from those shown below for A class. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through a 401(k) plan, an Individual Retirement Account or other tax-advantaged investment plan.
(For the Periods Ended December 31, 2017)
Share Class	1 Year	5 Years	10 Years
A:
Return Before Taxes	0.31%	1.76%	3.43%
Return After Taxes on Distributions	0.31%	1.76%	3.43%
Return After Taxes on Distributions and Sale of Fund Shares	1.43%	2.05%	3.44%
B:
Return Before Taxes	(1.17%)	1.51%	3.20%
C:
Return Before Taxes	3.33%	1.88%	3.03%
F (start of performance 5/31/2007):
Return Before Taxes	3.17%	2.50%	3.80%
IS:
Return Before Taxes	4.89%	2.67%	3.88%
S&P Municipal Bond Index[1] (reflects no deduction for fees, expenses or taxes)	4.95%	3.07%	4.42%
S&P Municipal Bond Investment Grade Index[2] (reflects no deduction for fees, expenses or taxes)	4.93%	2.96%	4.35%
S&P Municipal Bond 3-Year Plus Index[3] (reflects no deduction for fees, expenses or taxes)	6.14%	3.56%	4.96%
S&P Municipal Bond Investment Grade, 3-year plus, Non-AMT Index[4] (reflects no deduction for fees, expenses or taxes)	5.89%	3.38%	4.88%
Morningstar Municipal National Long Funds Average[5]	5.71%	2.96%	4.16%

1	The S&P Municipal Bond Index is a broad, comprehensive, market value-weighted index composed of approximately 55,000 bond issues that are exempt from U.S. federal income taxes or subject to the alternative minimum tax (AMT). Eligibility criteria for inclusion in the Main Index include, but are not limited to: the bond issuer must be a state (including the Commonwealth of Puerto Rico and U.S. territories) or a local government or a state or local government entity where interest on the bond is exempt from U.S. federal income taxes or subject to the AMT; the bond must be held by a mutual fund for which Standard & Poor's Securities Evaluations, Inc. provides prices; it must be denominated in U.S. dollars and have a minimum par amount of $2 million; and the bond must have a minimum term to maturity and/or call date greater than or equal to one calendar month. The Main Index is rebalanced monthly. The Fund's Adviser has elected to change the benchmark from the S&P Municipal Bond Investment Grade Index to the S&P Municipal Bond Index to reflect the repositioning of the Fund's investment strategy.
2	The S&P Municipal Bond Investment Grade Index is the investment-grade component of the S&P Municipal Bond Index.
3	The S&P Municipal Bond 3-Year Plus Index consists of bonds in the Main Index that are rated at least “BBB-“ by Standard & Poor's, “Baa3” by Moody's or “BBB-“ by Fitch Ratings. All bonds must also have a minimum maturity of three years and a maximum maturity of up to, but not including, fifteen years as measured from the rebalancing date. During the reporting period, the Fund's Adviser has elected to change the benchmark from the S&P Municipal Bond Investment Grade, 3-Year Plus, Non-AMT Index to the S&P Municipal Bond 3-Year Plus Index to reflect the repositioning of the Fund's investment strategy.
4	The S&P Municipal Bond Investment Grade, 3-Year Plus, Non-AMT Index represents the portion of the SPMBIGI composed solely of bonds with remaining maturities of three years or more that are not subject to AMT.
5	Morningstar figures represent the average of the total returns reported by all the mutual funds designated by Morningstar as falling into the respective category indicated.
FUND MANAGEMENT
The Fund's Investment Adviser is Federated Investment Management Company.
J. Scott Albrecht, CFA, Senior Portfolio Manager, has been the Fund's portfolio manager since May of 1996.
R.J. Gallo, CFA, Senior Portfolio Manager, has been the Fund's portfolio manager since July of 2017.
purchase and sale of fund shares
Class B Shares are closed to new investments by new investors and existing shareholders (excluding reinvestment of dividends and capital gains). Reinvestment of dividends and capital gains will continue uninterrupted. Effective February 1, 2018, exchanges of Class B Shares were only permitted into Class B Shares of Federated Government Reserves Fund. Effective June 18, 2018, Class B Shares of the Fund may be exchanged for Class B Shares of any other Federated fund.
Please disregard any further references to purchases of Class B Shares with the exception of Class B Share exchanges.
You may purchase, redeem or exchange Shares of the Fund on any day the New York Stock Exchange is open. Shares may be purchased through a financial intermediary firm that has entered into a Fund selling and/or servicing agreement with the Distributor or an affiliate (“Financial Intermediary”) or directly from the Fund, by wire or by check. Please note that certain purchase restrictions may apply. Redeem or exchange Shares through a financial intermediary or directly from the Fund by telephone at 1-800-341-7400 or by mail.

A, B, C & F Classes
The minimum investment amount for the Fund's A class, B class, C class and F class is generally $1,500 for initial investments and $100 for subsequent investments. Certain types of accounts are eligible for lower minimum investments. The minimum investment for Systematic Investment Programs is $50.
IS Class
The minimum initial investment amount for the Fund's IS class is generally $1,000,000 and there is no minimum subsequent investment amount. Certain types of accounts are eligible for lower minimum investments. The minimum investment amount for Systematic Investment Programs is $50.
TAX INFORMATION
It is anticipated that Fund distributions will be primarily dividends that are exempt from federal regular income tax, although a portion of the Fund's dividends may not be tax-exempt. Income from the Fund also may be subject to AMT. Dividends may be subject to state and local taxes. Although the Fund does not seek to realize capital gains, the Fund may realize and distribute capital gains from time to time as a result of the Fund's normal investment activities. Any Fund distributions of capital gains are taxable at applicable capital gains rates. The Fund is generally not a suitable investment for retirement accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Federated Municipal Bond Fund, Inc.
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Investment Company Act File No. 811-2677
CUSIP 313913105
CUSIP 313913204
CUSIP 313913303
CUSIP 313913402
CUSIP 313913600
Q450287 (5/18)
Federated is a registered trademark of Federated Investors, Inc.
2018 ©Federated Investors, Inc.